EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.



                                 /s/ D. Pike Aloian
                                 D. Pike Aloian
                                 Director

March 9, 2000




                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ Alexander G. Anagnos
                                    Alexander G. Anagnos
                                    Director

March 9, 2000





                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ H. C. Bailey, Jr.
                                    H. C. Bailey, Jr.
                                    Director

March 9, 2000



                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ Fredric H. Gould
                                    Fredric H. Gould
                                    Director

March 9, 2000




                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ David M. Osnos
                                    David M. Osnos
                                    Director

March 9, 2000







                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                    /s/ John N. Palmer
                                    John N. Palmer
                                    Director
March 9, 2000






                           EASTGROUP PROPERTIES, INC.
                                POWER OF ATTORNEY


         The undersigned Director of EastGroup Properties, Inc., a State of Maryland real estate investment trust, hereby constitutes and appoints N. Keith McKey as the true and lawful Attorney-in-fact and Agent of the undersigned to sign on behalf of the undersigned: (a) the Annual Report of the Company on Form 10-K (or such other form as may be required) for the year ended December 31, 1999 to be filed with the Securities and Exchange Commission ("SEC"); and (b) any and all amendments to such Report as may be required to be filed with the SEC.


                                     /s/ Leland R. Speed
                                     Leland R. Speed
                                     Chairman of the Board

March 9, 2000